Disposals of subsidiaries	12 Months Ended
Dec. 31, 2024
Disposal of Subsidiary [Abstract]
Disposals of subsidiaries
28. Disposals of subsidiaries
Disposal of FGS Global
On 7 August 2024, the Group announced its intention to dispose of its 50.4% investment in FGS Global ("FGS"). On 2 December 2024, the disposal of FGS to Kite Bidco Inc., an entity controlled by Kohlberg Kravis Roberts & Co. L.P. ("KKR") was completed. Cash consideration of £613 million was received on the completion date. In addition, as part of the disposal agreement, loans owing by FGS to WPP Group entities totalling £93 million were settled. These loans were included as Borrowings in the balance sheet of FGS at disposal and were settled separately to the cash consideration.

£m
Goodwill	448
Intangible assets	60
Right of use assets	59
Cash and cash equivalents[1]	93
Trade and other receivables	106
Accrued income	24
Other assets	29
Total assets	819

Borrowings	(93)
Lease liabilities	(74)
Deferred income	(16)
Trade and other payables	(93)
Deferred tax liabilities	(33)
Other liabilities	(3)
Total liabilities	(312)

Net assets	507

Non-controlling interests	(100)
Net assets disposed	407

Consideration received[1]	613

Gain on disposal before income tax and reclassification of foreign currency translation reserve	206
Reclassification of foreign currency translation reserve	69
Gain on disposal before income tax	275
Income tax expense on gain	(79)
Gain on disposal after income tax	196
Note
[1]Consideration received less cash and cash equivalents disposed is included within 'Disposals of investments and subsidiaries' in investing activities in the consolidated cash flow statement.
Other Disposals
Proceeds from the disposal of other investments and subsidiaries during the year, less cash and cash equivalents disposed, amounted to £33 million (2023: £99 million), which is included within 'Disposal of investments and subsidiaries' in investing activities in the consolidated cash flow statement.